UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 2, 2006

                           BIOPHAN TECHNOLOGIES, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                    0-26057              82-0507874
----------------------------       ------------       -------------------
(State or other jurisdiction       (Commission         (I.R.S. Employer
     of incorporation)             File Number)       Identification No.)

             150 Lucius Gordon Drive,  Suite 215
                  West Henrietta, New York                  14586
           ---------------------------------------        ---------
           (Address of principal executive offices)       (Zip code)

                                 (585) 214-2441
                            -------------------------
                         (Registrant's telephone number)



Item 7.01 Regulation FD Disclosure

On May 2, 2006, we issued a press release entitled " Biophan Technologies Announces Research and Development Partnership with FDA to Study MRI Safety" The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Number      Exhibit

99.1 Press Release dated May 2, 2006: "Biophan Technologies Announces Research and Development Partnership with FDA to Study MRI Safety"

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BIOPHAN TECHNOLOGIES, INC.
                                     ----------------------------
                                             (Registrant)

                                     /S/ Darryl L. Canfield
Date 5/2/06                          ----------------------------
(Signature)                                 (Signature)


                                     Darryl L. Canfield
                                     CFO, Treasurer, Secretary
                                     Principal Financial Officer)